UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x ] Definitive Information Statement

SEVEN VENTURES, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

4) Proposed maximum aggregate value of transaction:

_______________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

_______________________________________

2) Form, Schedule or Registration Statement No.

_______________________________________

3) Filing Party:

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4) Date Filed:

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Seven Ventures, Inc.

4685 South Highland Drive, Suite 202

Salt Lake City,  UT  84117

(801) 278-9424

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INFORMATION STATEMENT

AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

      This information is being provided to the shareholders of Seven Ventures, Inc. (the "Company") in connection with our receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock ratifying the reverse split of the Company’s issued and outstanding shares that was effected on December 16, 2002.

The shareholders holding shares representing approximately 63% of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the ratification.

The elimination of the need for a special meeting of the shareholders to approve the ratification set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to ratify the action set forth herein as early as possible to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on or about May 10, 2004.

Outstanding Voting Stock of the Company and Statement that Proxies Are Not Solicited

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

The Board of Directors fixed April 28, 2004 as the record date for the determination of stockholders entitled to receive this Information Statement (the “Record Date”).  As of the Record Date, there were 340,823 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to shareholders.  This Information Statement is being sent on May 10, 2004 to such holders of record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.

QUESTIONS AND ANSWERS

Q:       What am I being asked to approve?

A:       You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of the Company have already ratified the action.

Q:       Why have the Board of Directors and a majority of the shareholders agreed to approve this action?

A:       This ratification is necessary because the Company believes the original approval of the action may have been defective.

Q:       What is being ratified?

A:

On December 16, 2002, the Company effected a reverse split of its then issued and outstanding shares of common stock.  The reverse split was on a 1 for 175 basis, retaining the $0.001 par value, with no shareholder to be reduced below 100 shares, on a per shareholder of record basis, and with all shares issued for the 100 share rounding to be repaid to the Company by certain principal shareholders canceling a like number of shares.  Approval for this action was made by a written consent of a majority of the shareholders.  However, the Company’s bylaws required a unanimous consent if any action was to be taken by written consent.  The Company has since amended its bylaws to allow for a written consent to action by a simple majority of its shareholders.

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SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth the Common Stock ownership information as of April 18, 2004, with respect to (i) each person known to the Company to be the beneficial owner of more that 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the actions set forth herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name of Beneficial

Number of Shares

Percent

Owner (1)

Beneficially Owned

of Class (2)

_____________________________________________________________

Jeff W. Keith (3)

28,572

8.38%

4685 S. Highland Dr, Ste 202

Salt Lake City, UT  84117

Shane Kirk (3)

28,572

8.38%

1945 Westminster Ave.

Salt Lake City, UT  84108

Quinton Hamilton (3)

28,572

8.38%

2059 E. Royal Harvest Way, #21

Salt Lake City, UT 84121

Ralph M. Wilkerson

78,798

23.12%

45 Dale Drive

Cody, WY  82414

ALL EXECUTIVE OFFICERS

AND DIRECTORS AS A

GROUP (3 people)

85,716

25.15%

Notes:

(1)

Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where       applicable.

(2)

The ownership percentages set forth in the table are based on 340,823 shares of Common Stock outstanding as of April 28, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities where applicable.

(3)

Officer and Director.

 Conclusion

As a matter of regulatory compliance, the Company is sending you this information Statement to describe the purpose and effect of the action set forth herein. As the requisite stockholder vote for the action set forth herein was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE.  This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

SEVEN VENTURES, INC.

By:

/s/ Jeff W. Keith

Name: Jeff W. Keith

Its: President

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